                                                                   Exhibit 10.41

                                FIRST AMENDMENT
                            TO AMENDED AND RESTATED
                         PLEDGE AND SECURITY AGREEMENT

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this "Amendment") dated as of March 1, 2001, among each of the undersigned pledgors (each a "Pledgor") and BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Pledge Agreement (as defined below) are used herein as so defined.


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Pledgors and the Pledgee are parties to an Amended and Restated Pledge and Security Agreement, dated as of August 5, 1998, and amended and restated as of May 31, 2000 (as amended, modified or supplemented through, but not including, the date hereof, the "Pledge Agreement"); and

          WHEREAS, the Pledgors have requested that the Pledgee amend certain provisions of the Pledge Agreement and the Pledgee (with the consent of the Required Banks in accordance with Section 20 of the Pledge Agreement) has agreed to amend such provisions on the terms and conditions herein provided;

          NOW, THEREFORE, subject to the terms and conditions set forth below, it is agreed:


          1. Section 15(a)(iv) of the Pledge Agreement is hereby amended to delete the following phrase at the end thereof:

          "in each case except those which have been obtained or made or as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder;"

and to insert the following phrase in the lieu thereof:

          "in each case except (x) those which have been obtained or made, (y) as may be required by laws affecting the offer and sale of securities generally in connection with the exercise by the Pledgee of certain of its remedies hereunder, or (z) as may be required to be obtained or made in order to comply with the terms of or avoid defaults under any contract of the Borrower or a Subsidiary of the Borrower otherwise permitted under the Credit Agreement that imposes restrictions upon the sale of, or foreclosure of liens upon, any Securities of a Look-Through Subsidiary pledged hereunder in connection with the exercise by the Pledgee of its remedies hereunder;".

          2. Section 15(a)(v) of the Pledge Agreement is hereby amended to delete the following phrase appearing at the end thereof:

          "except as contemplated in this Agreement;"

and to insert the following phrase in lieu thereof:

          "except (x) as contemplated in this Agreement and (y) for violations and defaults that may arise under contracts of the Borrower or a Subsidiary thereof otherwise permitted under the Credit Agreement as a result of the sale of, or foreclosure of a lien upon, the Securities of Look-Through Subsidiaries pledged hereunder to the extent that the prior consent of other parties to such contracts have not been obtained or other actions specified in such contracts have not been taken in connection with any such sale or foreclosure;".

          3. This Amendment shall become effective on the later of (x) the date when the Pledgee and each of the Pledgors shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (y) the "Amendment Effective Date" under that certain Second Amendment and Waiver of Amended and Restated Credit Agreement of even date herewith.

          4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Pledge Agreement.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          7. From and after the date that this Amendment becomes effective, all references in the the Pledge Agreement to the Pledge Agreement shall be deemed to be references to the Pledge Agreement as modified hereby.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              BANKERS TRUST COMPANY, as Collateral
                              Agent and Pledgee


                              By: /s/ Laura S. Burwick
                                 ---------------------------------------
                                 Title: Principal


                              HOST MARRIOTT CORPORATION, as a Pledgor


                              By: /s/ W. Edward Walter
                                 ---------------------------------------
                                 Title: Executive Vice President and
                                               Treasurer


                              HOST MARRIOTT, L.P., as a Pledgor
                              By: Host Marriott Corporation,
                                  its General Partner


                              By: /s/ W. Edward Walter
                                 ---------------------------------------
                                 Title: Executive Vice President and
                                               Treasurer


                              AIRPORT HOTELS LLC,
                              as a Pledgor


                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HOST OF HOUSTON 1979,
                                as a Pledgor
                              By: Airport Hotels LLC,
                                 its General Partner

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HOST OF HOUSTON, LTD.,
                                as a Pledgor
                              By: Airport Hotels LLC,
                                 its General Partner


                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HOST OF BOSTON, LTD.,
                                as a Pledgor
                              By: Airport Hotels LLC,
                                 its General Partner

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              CHESAPEAKE FINANCIAL SERVICES, LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              CITY CENTER INTERSTATE PARTNERSHIP LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC RETIREMENT PROPERTIES L.P.,
                              as a Pledgor
                              By:  Durbin LLC,
                                   Its General Partner

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMH MARINA LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              FARRELL'S ICE CREAM PARLOUR RESTAURANTS LLC, as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC ATLANTA LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC BURLINGAME LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC CALIFORNIA LEASING LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC CAPTAL LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC CAPITAL RESOURCES LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC PARK RIDGE LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC PARK RIDGE II LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC PARK RIDGE LP,
                              as a Pledgor
                              By:  HMC Park Ridge LLC,
                                   its General Partner

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC PARTNERSHIP HOLDINGS LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HOST PARK RIDGE LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC SUITES LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC SUITES LIMITED PARTNERSHIP,
                              as a Pledgor
                              By:  HMC Suites LLC,
                                    its General Partner

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              PRM LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              WELLSFORD-PARK RIDGE HOST HOTEL LIMITED
                              PARTNERSHIP,
                              as a Pledgor
                              By:  Host Park Ridge LLC,
                                    its General Partner

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              YBG ASSOCIATES LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC CHICAGO LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC DESERT LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC PALM DESERT LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              MDSM FINANCE LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC DIVERSIFIED LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC EAST SIDE II LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC GATEWAY LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC GRAND LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC HANOVER LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC HARTFORD LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC HOTEL DEVELOPMENT LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC HPP LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC IHP HOLDING LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC MANHATTAN BEACH LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC MARKET STREET LLC,
                              as a Pledgor

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              NEW MARKET STREET LP,
                              as a Pledgor
                              By:  HMC Market Street LLC,
                                   its General Partner

                              By:             *
                                 ---------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC GEORGIA LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC MEXPARK LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC POLANCO LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC NGL LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC OLS I L.P.,
                              as a Pledgor
                              By:  HMC OLS I LLC,
                                   its General Partner

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC OP BN LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC PACIFIC GATEWAY LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC PLP LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              CHESAPEAKE HOTEL LIMITED PARTNERSHIP,
                              as a Pledgor
                              By:  HMC PLP LLC,
                                   its General Partner

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC POTOMAC LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC PROPERTIES I LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC PROPERTIES II LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC RTZ LOAN I LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC RTZ II LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC SBM TWO LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC SEATTLE LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC SFO LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC SWISS HOLDINGS LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC WATERFORD LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMH GENERAL PARTNER HOLDINGS LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMH NORFOLK LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMH NORFOLK L.P.,
                              as a Pledgor
                              By:  HMH Norfolk LLC,
                                   its General Partner

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMH PENTAGON LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMH RESTAURANTS LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMH RIVERS LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMH RIVERS, L.P.,
                              as a Pledgor
                              By:  HMH Rivers LLC,
                                   its General Partner

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMH WTC LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMP CAPITAL VENTURES LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMP FINANCIAL SERVICES LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HOST LA JOLLA LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              CITY CENTER HOTEL LIMITED PARTNERSHIP,
                              as a Pledgor
                              By:  Host La Jolla LLC,
                                   its General Partner

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              TIMES SQUARE LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              IVY STREET LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              MARKET STREET HOST LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              MFR OF ILLINOIS LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              MFR OF VERMONT LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              MFR OF WISCONSIN LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              PHILADELPHIA AIRPORT HOTEL LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              PM FINANCIAL LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              PM FINANCIAL LP,
                              as a Pledgor
                              By:  PM Financial LLC,
                                   its General Partner

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              HMC PROPERTY LEASING LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC HOST RESTAURANTS LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              SANTA CLARA HMC LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              S.D. HOTELS LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              TIMES SQUARE GP LLC,
                              as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              DURBIN LLC, as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC OLS I LLC, as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC JWDC GP LLC, as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC JWDC LLC, as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC HT LLC, as a Pledgor

                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President


                              HMC OLS II, L.P., as a Pledgor
                              By:  HMC OLS I LLC,
                                   its General Partner


                              By:             *
                                 ------------------------------------
                                 Name: W. Edward Walter
                                 Title: Vice President

                              * Executed below by W. Edward Walter as Vice
                              President of each of the above Pledgors

                              By:   /s/ W. Edward Walter
                                 ------------------------------------
                                 Title: Vice President